UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report


     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (date of earliest event reported): February 10, 2005

                               Balchem Corporation
             (Exact name of registrant as specified in its charter)

Maryland                                   1-13648           13-257-8432
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
incorporation)                                               Identification No.)

                       P.O. Box 600, New Hampton, NY 10958
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (845) 326-5600

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 1.01 Entry into a Material Definitive Agreement.

     On February 10, 2005, the Board of Directors of Balchem Corporation (the "Company") granted options to purchase shares of its Common Stock to the five non-management directors of the Company pursuant to the Company's 1999 Stock Plan, as amended and restated (the "Plan"). Each of Hoyt Ammidon, Jr., Francis
X. McDermott, Edward L. McMillan, Kenneth P. Mitchell and Elaine R. Wedral was granted options to purchase 9,922 shares of Common Stock, respectively, at an exercise price of $24.70 per share. Such options expire on February 9, 2015, and are exercisable. The number of shares covered by each such option was determined in accordance with the earnings based formula historically used by the Board and consistent with that originally set forth in the Company's 1994 Stock Option Plan for directors, with the number of shares equal to the number of shares for which options were granted to non-management directors in 1996 (i.e., 2,382 after adjustment for the Company's January 2005 3-for-2 stock split effected as a stock dividend), multiplied by the quotient obtained by dividing the net earnings after taxes of the Company for the year ended December 31, 2004 by the net earnings of the Company for the year ended December 31, 1996.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

(b)  Pro forma financial information.

(c)  Exhibits

Exhibit Number             Description
--------------             -----------

10.3.2 Form of Agreement for Stock Option Grant to Directors pursuant, to the Balchem Corporation 1999 Stock Plan, as amended and restated (incorporated by reference to
                           Exhibit 10.3.2 to the Current Report on Form
                           8-K of the Company, dated September 22,
                           2004).






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BALCHEM CORPORATION


                                                     By:/s/ Dino A. Rossi
                                                     ---------------------------
                                                     Dino A. Rossi, President,
                                                     Chief Executive Officer

Dated: February 14, 2005





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                                  Exhibit Index

Exhibit Number             Description
--------------             -----------

10.3.2 Form of Agreement for Stock Option Grant to Directors, pursuant to the Balchem Corporation 1999 Stock Plan, as amended and restated (incorporated by reference to
                           Exhibit 10.3.2 to the Current Report on Form
                           8-K of the Company, dated September 22,
                           2004).